Exhibit 10.2
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Third Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of June 30, 2016, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into an Amended and Restated Credit Agreement dated as of May 15, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Credit Agreement”); and
WHEREAS, Boise Cascade desires that Agent and the Revolving Lenders amend the definition of Eligible Accounts as set forth herein. Agent and the Revolving Lenders are willing to make the foregoing amendment subject to the terms of this Amendment.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendment. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Revolving Lenders hereby agree as follows:
(a)    A new definition of “Builders FirstSource” is hereby added to Schedule 1.1 to the Credit Agreement to read as follows:
“Builders FirstSource” means Builders FirstSource, Inc., a Delaware corporation, and its Affiliates.
(b)    Clause (i) of the definition of “Eligible Accounts” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i)    Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed (i) with respect to Eligible Accounts not generated by Builders FirstSource, Home Depot or Lowe’s, 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all such Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, (ii) with respect to Eligible Accounts generated by Builders FirstSource, 15% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all such Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage or (iii) with respect to Eligible Accounts generated by Home Depot or Lowe’s, 20% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all such Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit;”
3.    Representations. To induce Agent and the Revolving Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Revolving Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment is a legal, valid, and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and

(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Agent, the Revolving Lenders and Borrowers, and acknowledged by the Guarantors (such date, the “Amendment Effective Date”).
Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in this Section 4 shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Revolving Lenders and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Revolving Lenders and Borrowers and the successors and assigns of Agent and each Revolving Lender.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and each Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.
(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this Third Amendment to Amended and Restated Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Emily Chase
Name:    Emily Chase
Title:    Vice President

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Thomas P.Chidester
Name:    Thomas P. Chidester
Title:    Vice President

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Jordan Azar
Name:    Jordan Azar
Title:    Authorized Officer

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Fred Kiehne
Name:    Fred Kiehne
Title:    Senior Vice President

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

ZB, N.A. DBA ZIONS FIRST NATIONAL BANK,
as a Lender
By:    /s/ Odette Sutton
Name:    Odette Sutton
Title:    Vice President

[Signature page to Third Amendment to Amended and Restated Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
CHESTER WOOD PRODUCTS LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
MONCURE PLYWOOD LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Third Amendment to Amended and Restated Credit Agreement]